Exhibit 10.1(a)

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1 dated as of April 19, 2011 to the Amended and Restated Credit Agreement (this “Amendment No. 1”), is entered into among Atlas Pipeline Partners, L.P., a Delaware limited partnership (the “Borrower”), the Subsidiaries of the Borrower identified as “Guarantors” on the signature pages hereto (the “Guarantors”), the Lenders signatory hereto and Wells Fargo Bank, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and amends the Amended and Restated Credit Agreement dated as of July 27, 2007 and amended and restated as of December 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the Guarantors named therein, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the other agents and arrangers named therein.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, through one or more to be formed subsidiaries (the “Buyer Subsidiaries”), proposes to purchase a 20% partnership interest (the “WTP Partnership Interest”) in West Texas LPG Pipeline Limited Partnership, a Texas limited partnership (“WTP Partnership”) which owns an NGL transmission system (the “WTP Pipeline System”), comprised of a 19.8% limited partner interest and a 0.2% general partner interest, from Buckeye Pipe Line Holdings, L.P., a Delaware limited partnership pursuant to a Purchase and Sale Agreement (the “WTP Purchase and Sale Agreement”) for consideration of approximately $85,000,000 in cash (the “WTP Partnership Investment”);

WHEREAS, Section 12.2 of the Credit Agreement provides that the Credit Agreement may be amended, modified and waived from time to time;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as set forth herein;

WHEREAS, subject to certain conditions, the Required Lenders are willing to agree to the amendments set forth in Section 1 hereof relating to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Amendment No. 1” means Amendment No. 1 to the Credit Agreement dated as of April 19, 2011.

“Buyer Subsidiaries” has the meaning assigned to such term in Amendment No. 1.

“WTP Expansion Investment” has the meaning assigned to such term in Section 9.3(t).

“WTP Purchase and Sale Agreement” has the meaning assigned to such term in Amendment No. 1.

“WTP Partnership” has the meaning assigned to such term in Amendment No. 1.

“WTP Partnership Interest” has the meaning assigned to such term in Amendment No. 1.

“WTP Partnership Investment” has the meaning assigned to such term in Amendment No. 1.

“WTP Pipeline System” has the meaning assigned to such term in Amendment No. 1.

(b) Section 9.3 of the Credit Agreement is hereby amended by (i) replacing the words “other than as permitted by Section 9.3(j) in clause (r) of such Section with “not otherwise permitted by this Section 9.3”, (ii) deleting the word “and” at the end of clause (r) of such Section, (iii) replacing the period at the end of clause (s) of such Section with “; and” and (iv) adding the following clause (t) to the end of such Section:

“(t) (i) the WTP Partnership Investment and (ii) additional Investments by Borrower and its Consolidated Subsidiaries in WTP Partnership to fund the Borrower’s or Buyer Subsidiaries’ pro rata share of capital contributions to WTP Partnership required to be made in accordance with the First Amended and Restated Limited Partnership Agreement of WTP Partnership, dated as of May 1, 1999, (a) in an aggregate amount not to exceed $30 million to fund the expansion of the WTP Pipeline System (the “WTP Expansion Investment”) and (b) in addition to the WTP Expansion Investment, in an aggregate amount not to exceed $5 million per annum; provided that if the aggregate amount of Investments made in any fiscal year pursuant to sub clause (ii)(b) above shall be less than $5 million, then the amount of such shortfall may be added to the amount of Investments permitted pursuant to sub clause (ii)(b) for the immediately succeeding (but not any other) fiscal year (it being understood that Investments made in any fiscal year pursuant to sub clause (ii)(b) shall be counted first against the $5 million available to be spent in such fiscal year and second against the unused amount, if any, carried over from the immediately prior fiscal year); provided, further, that to the extent required by Section 7.12 and within the timeframe provided therein and in the Security Documents, upon the consummation of the WTP Partnership Investment, the Borrower shall (x) provide a Guaranty from the Buyer Subsidiaries and (y) cause the Buyer Subsidiaries to pledge the WTP Partnership Interest pursuant to the Security Agreement.”

Section 2. Conditions Precedent to the Effectiveness of this Amendment No. 1.

(a) This Amendment shall become effective as of the date hereof (the “Amendment No. 1 Effective Date”) when, and only when, each of the following conditions precedent shall have been (or is or will be substantially concurrently therewith) satisfied or waived by the Administrative Agent:

(i) The Administrative Agent shall have received counterparts of this Amendment No. 1, duly executed by (1) the Borrower, (2) the Administrative Agent and (3) the Required Lenders;

(ii) The Administrative Agent shall have received an opinion of legal counsel for the Borrower, dated the Amendment No. 1 Effective Date and addressed to the Administrative Agent and the Lenders, which opinion shall provide, among other things, that the execution and delivery of the Amendment by the Borrower and the consummation of the transactions contemplated thereby will not violate the corporate instruments of the Borrower or the terms of the Loan Documents, that the Credit Agreement may be amended as provided in this Amendment No. 1 with consent of the Required Lenders in accordance with Section 12.2 of the Credit Agreement and shall otherwise be in form and substance acceptable to the Administrative Agent and the Lenders; and

(iii) The Borrower shall have paid all reasonable out-of-pocket costs and expenses of the Administrative Agent associated with this Amendment No. 1 and the preparation, reproduction, execution, delivery, administration, and enforcement of this Amendment No. 1 (including, without limitation, all reasonable fees and out-of-pocket expenses of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent).

Section 3. Representations and Warranties. On and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment No. 1, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment No. 1 has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms and the Credit Agreement, as amended by this Amendment No. 1, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

(b) No Default or Event of Default under the Credit Agreement exists or is continuing or would exist immediately after giving effect to this Amendment No. 1.

(c) No consent, approval, authorization or offer of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment No. 1.

(d) The representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

Section 4. Reference to and Effect on the Loan Documents.

(a) As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment No. 1 and the Credit Agreement shall be read together and construed as a single instrument.

(b) As of the Amendment No. 1 Effective Date, Borrower hereby acknowledges that it has received and reviewed a copy of the Credit Agreement and acknowledges and agrees to be bound by all covenants, agreements and acknowledgments in the Credit Agreement and any other Loan Document and to perform all obligations and duties required of it by the Credit Agreement.

(c) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(d) The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(e) This Amendment No. 1 shall constitute a Loan Document under the terms of the Credit Agreement.

Section 5. Acknowledgement of Guarantors. The Guarantors acknowledge and consent to all terms and conditions of this Amendment No. 1 and agree that this Amendment No. 1 and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Loan Documents.

Section 6. Confirmation of Security Documents. The Borrower hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party. By its execution on the signature lines provided below, each of the Loan Parties hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, confirms that the Security Documents continue to grant valid Liens on the Collateral to the Collateral Agent for the benefit of the Secured Parties securing the Obligations, represents and warrants that the representations and warranties set forth in such Security Documents are complete and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.

Section 7. Execution in Counterparts. This Waiver may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or other electronic transmission (i.e., “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

Section 8. Lender Signatures. Each Lender that signs a signature page to this Amendment No. 1 shall be deemed to have approved this Amendment No. 1 and shall be further deemed for the purposes of the Loan Documents to have approved this Amendment No. 1. Each Lender signatory to this Amendment No. 1 agrees that such Lender shall not be entitled to receive a copy of any other Lender’s signature page to this Amendment No. 1, but agrees that a copy of such signature page may be delivered to the Borrower and the Administrative Agent.

Section 9. Governing Law. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law to the extent that the application of the laws of another jurisdiction will be required thereby.

Section 10. Section Titles. The section titles contained in this Amendment No. 1 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub clause or subsection is a reference to such clause, sub clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 11. Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 12. Severability. The fact that any term or provision of this Amendment No. 1 is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 13. Successors. The terms of this Amendment No. 1 shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 14. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT NO. 1 OR ANY OTHER LOAN DOCUMENT.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWER:

ATLAS PIPELINE PARTNERS, L.P.

By: Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ ERIC T. KALAMARAS
Eric T. Kalamaras
Chief Financial Officer

GUARANTORS:

ATLAS PIPELINE OPERATING PARTNERSHIP, L.P.

By: Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ ERIC T. KALAMARAS
Eric T. Kalamaras
Chief Financial Officer

ATLAS PIPELINE MID-CONTINENT, LLC
ATLAS PIPELINE TENNESSEE, LLC
APL LAUREL MOUNTAIN, LLC

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ ERIC T. KALAMARAS
Eric T. Kalamaras
Chief Financial Officer

ATLAS MIDKIFF, LLC ATLAS CHANEY DELL, LLC SLIDER WESTOK GATHERING, LLC

VELMA INTRASTATE GAS TRANSMISSION COMPANY, LLC
NOARK ENERGY SERVICES, L.L.C.

By:	Atlas Pipeline Mid-Continent, LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ ERIC T. KALAMARAS
Eric T. Kalamaras
Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ TOM K. MARTIN
Tom K. Martin
Director

We hereby agree to all of the amendments contained in this Amendment No. 1 on the Amendment No. 1 Effective Date.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ TOM K. MARTIN
Tom K. Martin
Director

We hereby agree to all of the amendments contained in this Amendment No. 1 on the Amendment No. 1 Effective Date

BANK OF AMERICA, N.A., as Lender

By:	/s/ ADAM H. FEY
Adam H. Fey
Director

We hereby agree to all of the amendments contained in this Amendment No. 1 on the Amendment No. 1 Effective Date.

BNP PARIBAS, as Lender

By:	/S/ DOUGLAS R. LIFTMAN
Name: Douglas R. Liftman
Title: Managing Director

We hereby agree to all of the amendments contained in this Amendment No. 1 on the Amendment No. 1 Effective Date.

Citibank N. A., as Lender

By:	/S/ DANIEL A. DAVIS
Name: Daniel A. Davis
Title: SVP

We hereby agree to all of the amendments contained in this Amendment No. 1 on the Amendment No. 1 Effective Date.

Compass Bank, as Lender

By:	/S/ SPENCER STASNEY
Name: Spencer Stasney
Title: Vice President

We hereby agree to all of the amendments contained in this Amendment No. 1 on the Amendment No. 1 Effective Date.

SunTrust Bank, as Lender

By:	/S/ GREGORY C. MAGNUSON
Name: Gregory C. Magnuson
Title: Vice President

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